UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K/A
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 30, 2023

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Digital Media Solutions, Inc.
(Exact name of Registrant as specified in its charter)
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Delaware	001-38393	98-1399727
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4800 140th Avenue N., Suite 101 Clearwater, Florida	33762
(Address of principal executive offices)	(Zip Code)

(877) 236-8632
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	DMS	New York Stock Exchange
Redeemable warrants to acquire Class A common stock	DMS WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets

On April 5, 2023, Digital Media Solutions, Inc. (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Initial 8-K”) to disclose that the Company had completed its acquisition of certain assets comprising the HomeQuote.io home services marketplace from G.D.M. Group Holding Limited, a company organized under the laws of Cyprus (“ClickDealer Cyprus”), ClickDealer Asia Pte., Ltd., a company organized in Singapore (“ClickDealer Singapore”), GDMgroup Asia Limited, a company organized in Hong Kong (“ClickDealer HongKong”) and ClickDealer Europe BV, a company organized in the Netherlands (“ClickDealer Netherlands”, and collectively with ClickDealer Cyprus, ClickDealer Singapore, ClickDealer Hong Kong, and any other related entity “ClickDealer”) for consideration of $35 million. The transaction also includes up to $10 million in contingent consideration, subject to the achievement of certain milestones, to be paid two years after the acquisition date, subject to the operation of the acquired assets reaching certain milestone. The contingent consideration may be paid in cash or the Company’s Class A Common Stock, to be mutually agreed by DMS and the applicable recipients.

This Current Report on Form 8-K/A amends the Initial 8-K to include the historical summary of revenues and direct costs of revenues and the pro forma consolidated financial information required by Items 9.01(a) and 9.01(b) of Form 8-K and should be read in conjunction with the Initial 8-K.

The pro forma financial information included in this Current Report on Form 8-K/A has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that the Company and ClickDealer would have achieved had the Company held the assets of ClickDealer during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the Company may achieve after the acquisition.

Except as described above, all other information in the Initial 8-K remains unchanged.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The financial statements that are required to be filed pursuant to this item are being filed with this amendment on Form 8-K/A.

(b) Pro Forma Financial Information

The pro forma financial information that is required to be filed pursuant to this item are being filed with this amendment on Form 8-K/A.

(d)Exhibits

Exhibit Number	Description

23.1	Consent of Grant Thornton (Cyprus) Limited.
99.1	G.D.M. Group Holding Limited Consolidated Financial Statements for the Year Ended December 31, 2022 (Audited) and the Year Ended December 31, 2021 (Audited).
99.2	Unaudited Pro Forma Condensed Combined Financial Statements of Digital Media Solutions, Inc. and ClickDealer for the Three Months Ended March 31, 2023 and the Year Ended December 31, 2022.
104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2023

Digital Media Solutions, Inc.

/s/ Vanessa Guzmán-Clark
Name:	Vanessa Guzmán-Clark
Title:	Interim Chief Financial Officer (Principal Financial and Accounting Officer)